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                                                                    Exhibit 99-a

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         As required by 18 U.S.C. Section 1350, I, Larry D. Yost, Chairman of the Board and Chief Executive Officer of ArvinMeritor, Inc., hereby certify that:

             1. The Quarterly Report of ArvinMeritor, Inc. on Form 10-Q for the
                Quarterly Period Ended March 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

             2. The information contained in that report fairly presents, in all material respects, the financial condition and results of operations of ArvinMeritor, Inc.

/s/ Larry D. Yost
---------------------------
Larry D. Yost

Date: May 13, 2003

This certification accompanies the Quarterly Report of ArvinMeritor, Inc. on Form 10-Q for the Quarterly Period ended March 30, 2003, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by ArvinMeritor, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.